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                                                                   Exhibit 10.20

                            PRA INTERNATIONAL, INC.
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN


    1.   Purpose of the Plan.  Under this Amended and Restated 1993 Stock Option
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Plan (the "Plan") of PRA International, Inc. (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

     2.  Stock Subject to Plan.  The maximum number of shares of stock for which
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options granted hereunder may be exercised shall be 1,500,000 shares of Common
Stock, subject to the adjustments provided in Sections 6 and 11; provided, however, that in no event shall any optionee be granted in any calendar year options to purchase more than 500,000 shares. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced not only when there is an exercise of an option granted under this Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered.

     3.  Eligible Employees.  The employees eligible to be considered for the
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grant of options hereunder are all persons regularly employed by the Company or its subsidiaries on a full-time basis.

     4.  Minimum Exercise Price.  The exercise price for each option granted
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hereunder shall be not less than 100% of the fair market value of the stock at the date of the grant of the option.

     5.  Nontransferability.  Any option granted under this Plan shall by its
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terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

     6.  Adjustments.  If the outstanding shares of stock of the class then
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subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends (including, without
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limitation, the stock dividend contemplated in connection with the Company's proposed initial public offering) or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan. Like adjustments shall also be made in the number and/or kind of shares or securities for which, and the exercise price per share at which, options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

     7.  Maximum Option Term.  No option granted under this Plan may be
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exercised in whole or in part more than ten years after its date of grant.  In the case of an option not otherwise immediately exercisable in full, the Board or the Committee may accelerate the exercisability of such option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the option to fail to comply with the provisions of Section 422 of the Code.

     8.  Plan Duration.  Options may not be granted under this Plan more than
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ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

     9.  Payment.  Payment for stock purchased upon any exercise of an option
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granted under this Plan shall be made in full in cash concurrently with such exercise.

     10. Administration.  The Plan shall be administered by the Company's board
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of directors (the "Board") or, at the discretion of the Board, by a committee
(the "Committee") of not less than two members each of whom shall not be an officer or employee of the Company.

     The interpretation and construction by the Committee of any term or provision of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board in which event such determination by the Board shall be final. The Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

     Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee, shall have full and final authority in its discretion to select the employees to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

     11. Accelerated Vesting in the Event of a Change in Control.  All
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outstanding options held by employees shall Accelerate upon the occurrence of a
Change in Control of the Company. Any options Accelerated in connection with a Change in Control shall
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remain fully exercisable until the expiration or sooner termination of the
Option period. For purposes of this Section 11, the following definitions shall be applicable:

          (a) Accelerate, Accelerated and Acceleration, when used with respect
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     to an option, mean that as of the relevant time of reference, such option shall become fully exercisable with respect to the total number of shares of stock subject to such option and may be exercised for all or any portion of such shares;

          (b) Beneficial Ownership means beneficial ownership determined
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     pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended; and

          (c) Change in Control means a change in ownership or control of the
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     Company effected through either of the following transactions:

              (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

              (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

     12.  Corporate Reorganizations.  Upon the dissolution or liquidation of the
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Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the
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substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding, including, without limitation, as the result of any Acceleration of options in accordance with Section 11 hereof, shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganization," not yet be exercisable. The instrument evidencing any option may also provide for such acceleration of otherwise unexercisable portions of the option upon other specified events or occurrences, such as involuntary terminations of the optionee's employment following certain changes in the control of the Company.

     13.  Stock Appreciation Rights.  If the instrument evidencing the option so
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provides, an option granted under this Plan (herein sometimes called the
"corresponding option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the corresponding option) of the shares subject to unexercised portions of the corresponding option over the aggregate exercise price for such shares under the corresponding option as of the date the Stock Appreciation Right is exercised. The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their fair market value, determined as specified with respect to the measurement of the amount payable as aforesaid), or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the corresponding option is not then "publicly traded." For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or if sales or bid and offer quotations therefor are reported on the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. or on any then operative successor to the NASDAQ system.

     14.  Restricted Stock.  Unless waived by the Company, shares of stock
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issued on exercise of an option granted under this Plan shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of options granted under this Plan which are still subject to restrictions imposed under this Section 13 that have not yet expired or terminated):
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          (a) shares of restricted stock may not be sold or otherwise transferred or hypothecated;

          (b) if the employment of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor by the holder, or (ii) the fair market value of the restricted stock on the date of such termination of employment (determined in a manner specified in the instrument evidencing the option); and

          (c) as to the shares of stock affected thereby, any additional restrictions that may be imposed on particular shares of' restricted stock as specified in the instrument evidencing the option. The Company may cause an appropriate legend to be imprinted on the stock certificates evidencing shares so issued.

     The restrictions imposed under this Section 14 shall apply as well to all shares of other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.

     15.  Financial Assistance.  The Company is vested with authority under this
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Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     16.  No Preemptive or Registration Rights.  Shares of stock purchased upon
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exercise of an option granted under this Plan shall provide the holder with no preemptive or registration rights to demand sale to such holder of additional shares of the Company or the inclusion of any of the shares so purchased in any registration or other qualification by the Company for sale of shares or other securities.

     17.  Amendment and Termination.  The Board may alter, amend, suspend or
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terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:
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          (a) increase the maximum number of shares for which options granted under this plan may be exercised;

          (b) reduce the minimum permissible exercise price;

          (c) extend the ten-year duration of this Plan set forth herein; or

          (d) alter the class of employees eligible to receive options under the Plan.

     18.  Effective Date.  The Company's 1993 Stock Option Plan was initially
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adopted by the Board of Directors and approved by the stockholders of
Pharmaceutical Research Associates, Inc. ("Associates"), a wholly-owned subsidiary of the Company, on August 10, 1993. In connection with the effectiveness on October 10, 1996 of the Articles of Share Exchange of Associates and the Company, the Company adopted the 1993 Stock Option Plan, as contemplated by the Board meeting held on September 13, 1996 and as more formally ratified and confirmed by the Board on July 24, 1997 and approved by the stockholders of the Company effective October 6, 1997. The Amended and Restated 1997 Stock Option Plan was adopted by the Board and approved by the stockholders of the Company on October 15, 1997 and shall be effective upon the consummation of the Company's initial public offering of its common stock.